================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                            PERFORMANCE FUNDS TRUST
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                           [PASTE-UP LETTERHEAD HERE]


                                 August 10, 1998

Dear Valued Shareholder:

                  The enclosed proxy materials relate to a Special Meeting of Shareholders of the Performance Funds Trust, to be held on September 14, 1998 at 10:00 a.m., Eastern time, at the Fund's offices at 3435 Stelzer Road, Columbus, Ohio 43219 (the "Meeting").

                  At the Meeting, Shareholders of all of the Funds will be asked to approve certain changes to their Fund's fundamental investment policies. These changes will collectively give the Funds more flexibility in their investments.

                  Shareholders will also be asked at the Meeting to elect three trustees and to ratify the selection of an independent accountant. The Shareholders are being asked to elect Charles M. Carr, Wally B. Grimm and John William Head to the Board of Trustees and to ratify the appointment of Price Waterhouse Coopers LLP as independent accountant of the Trust.

                  The Trustees recommend that Shareholders approve each of these proposals.

                  Although the Trustees would like very much to have you attend the Meeting, they realize that this is not always possible. Whether or not you plan to be present at the Meeting, YOUR VOTE IS NEEDED. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                  Your Trustees look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                       Sincerely yours,


                                       Wally B. Grimm
                                       President


SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

Thank you for your cooperation and prompt attention to this matter.

                  PRELIMINARY COPIES FOR USE OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY


                            PERFORMANCE FUNDS TRUST
                               3435 STELZER ROAD
                              COLUMBUS, OHIO 43219

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 14, 1998


To the Shareholders:

         Notice is hereby given that a Special Meeting of Shareholders of the Performance Funds Trust (the "Trust"), and each series of the Trust, The Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Government Income Fund, The Small Cap Fund, The Mid Cap Growth Fund and The Large Cap Equity Fund (each a "Fund" and collectively the "Funds") will be held at the offices of the Trust at 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m. Eastern Daylight Time, on September 14, 1998, for the following purposes:

         1. To ratify the election of two members of the Board of Trustees of the Trust and elect one new member of the Board of Trustees of the Trust to serve until their successors are duly elected and qualified;

         2. To ratify the selection of Price Waterhouse LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999;

         3. To approve a change in the investment policies of all of the Funds, except the Small Cap Fund which already permits it, to permit the Funds to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

         4. To approve a change in the investment policies of all of the Funds to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

         5. To approve a change in the investment policies of all of the Funds to permit each Fund to borrow from banks up to 33 1/3% of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

         6. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund participating on a joint, or a joint and several basis, in any securities trading account.

         7. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund purchasing or acquiring commodities or commodity contracts.

         8. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest up to 25 percent of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

         9. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest more than 25% of its total assets in instruments issued by banks, including foreign banks.

         10. To transact such other business as may properly come before the meeting, or any adjournment thereof.

         The Board of Trustees of the Fund has fixed the close of business on July 27,1998 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting.

                                        By Order of the Board of  Trustees

                                        Ellen Stoutamire
                                        Secretary

August __, 1998

         YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE.

                  PRELIMINARY COPIES FOR USE OF THE SECURITIES
                          AND EXCHANGE COMMISSION ONLY


                             PERFORMANCE FUNDS TRUST
                                3435 Stelzer Road
                              Columbus, Ohio 43219
                         SPECIAL MEETING OF SHAREHOLDERS
                               September 14, 1998

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Performance Funds Trust (the "Trust") to be voted at a Special Meeting of the Shareholders of the Trust ("Shareholders") to be held on September 14, 1998, at 10:00 a.m. Eastern Daylight Time at the offices of the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, and at any adjournments thereof (collectively, the "Meeting"). A Notice of Special Meeting of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed to the Shareholders of each series of the Trust, The Money Market Fund, The Short Term Government Income Fund, The Intermediate Term Government Income Fund, The Small Cap Fund, The Mid Cap Growth Fund and The Large Cap Equity Fund (each a "Fund" and collectively the "Funds"), on or about August __, 1998.

         At the Meeting, Shareholders of all the Funds will be asked to consider and vote upon the following two proposals.

         1. To ratify the election of two members of the Board of Trustees of the Trust and elect one new member of the Board of Trustees of the Trust to serve until their successors are elected and qualified;

         2. To ratify the selection of Price Waterhouse LLP as independent accountants for the Trust for the fiscal year ending May 31, 1999;

         Proposals 3 through 9 relate to amending and updating certain fundamental investment policies of certain of the Funds. Pursuant to the Investment Company Act of 1940, as amended, (the "1940 Act") approval of a change to Funds' fundamental investment policies requires Shareholder approval. The specifics of Proposals 3 through 9 are as follows:

         3. To approve a change in the investment policies of all of the Funds, except the Small Cap Fund which already permits it, to permit the Funds to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

         4. To approve a change in the investment policies of all of the Funds to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

         5. To approve a change in the investment policies of all of the Funds to permit each Fund to borrow from banks up to 33 1/3% of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

         6. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund participating on a joint, or a joint and several basis, in any securities trading account.

         7. To approve a change in the investment policies of the Mid Cap Fund to remove the restriction on the Fund purchasing or acquiring commodities or commodity contracts.

         8. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest up to 25 percent of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof.

         9. To approve a change in the investment policies of the Money Market Fund to permit the Fund to invest more than 25% of its total assets in instruments issued by banks, including foreign banks.

         10. To transact such other business as may properly come before the meeting, or any adjournment thereof.

         Proxy solicitations will be made, beginning on or about August 10, 1998, primarily by mail, but proxy solicitations also may be made by telephone, facsimile or personal interviews conducted by officers and employees of the Fund as well as by BISYS Fund Services ("BISYS"). BISYS acts as the administrator and transfer agent of the Fund. BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219. Performance Funds Distributor, Inc. is the distributor for the Funds. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund.

         The Funds may also arrange to have votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the meeting. The Trust is unaware of any such challenge at this time. Shareholders would be called at the phone number the Trust has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The Board of Trustees of the Trust has adopted a general policy of maintaining confidentiality in the voting of proxies. Consistent with this policy, your fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in soliciting instructions from their principals. Proxies, including proxies given by telephone, may be revoked at any time before they are voted by a written revocation received by the Trust, by properly executing a later-dated proxy or by attending the meeting and voting in person.

         The Trust's Annual Report to Shareholders for the fiscal year ended May 31, 1998, containing audited financial statements, may be obtained, without charge, by calling 1-800-PERFORM (737-3676) or mailing your request to:
Performance Funds Distributor, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.

VOTING

         The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                      PROPOSAL                            AFFECTED FUNDS
                      --------                            --------------

1. Elect three members of the Board of Trustees.          All Funds

2. Ratify selection of independent accountants.           All Funds

3. Change the Funds' investment policies regarding        All Funds except the
   their ability to invest in affiliated investment       Small Cap Fund
   companies and forego fee waivers for investments in unaffiliated funds.

4. Change the Funds' investment policies regarding        All Funds
   their ability to lend their portfolio securities.

5. Change the Funds' investment policies regarding        All Funds
   borrowing up to 33 1/3% of their net assets and purchasing new shares when borrowing exists.

6. Change the Fund's investment policies regarding        Mid Cap Fund
   its ability to participate on a joint basis in any securities trading account.

7. Change the Fund's investment policies regarding its    Mid Cap Fund
   ability to acquire commodities or commodity contracts.

8. Change the Money Market Fund's policies regarding      Money Market Fund
   concentration in a single issuer.

9. Change the Money Market Fund's policies regarding      Money Market Fund
   concentration in bank instruments.


         The record date for determining Shareholders entitled to vote at the meeting is July 27, 1998.

The following table sets forth the net assets and approximate number of shares issued and outstanding for each Fund as of the close of business on July 27, 1998.


FUND                                    NET ASSETS          SHARES OUTSTANDING
----                                    ----------          ------------------

Money Market Fund

Short Term Government
Income Fund

Intermediate Term Government Income
Fund

Small Cap Fund

Mid Cap Growth Fund

Large Cap Equity Fund

         Each Fund has two classes of shares, a "Consumer Service Class" and an "Institutional Class." Each class of shares has an unlimited number of shares of beneficial interest in the Fund (the "Shares"), each Share having a par value of $0.001. Each Share outstanding on the record date is entitled to one vote on all matters submitted to Shareholders at the Meeting, with pro rata voting rights for any fractional shares. The tellers appointed for the Meeting will count the total number of votes cast FOR approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast.

[INSERT 5% OWNERS OF PERFORMANCE FUNDS TRUST]

         Proposals 1 and 2 require the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote. With respect to Proposals 3 through 9, a "vote of the majority of the outstanding voting securities" is required, which is defined in the "1940 Act," as the affirmative vote of the lesser of (i) 67% or more of the voting shares of the Fund entitled to vote thereon present in person or represented by proxy, or
(ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. Any Shareholder giving a proxy has the power to revoke it prior to its exercise by submission of a later dated proxy, by voting in person or by letter to the Secretary of the Fund.

         All shares of a Fund affected by a proposal will vote together as a single class on such proposal. An unfavorable vote on a proposal by the shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund. There is no cumulative voting with respect to the election of Trustees.

         Shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Votes cast by proxy or in person at the Meeting will be counted by persons appointed as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposal or proposals for purposes of determining whether sufficient affirmative votes have been cast. Abstentions and broker non-votes have the effect of a negative vote with respect to Proposals 3 through 9, but have no effect with respect to Proposals 1 and 2.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. A Shareholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Special Meeting.

             PROPOSALS 1 AND 2: ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES AND RATIFICATION OF THE FUND'S INDEPENDENT ACCOUNTANT


PROPOSAL 1. (ALL FUNDS)
TO RATIFY THE ELECTION OF TWO MEMBERS OF THE BOARD OF TRUSTEES OF THE TRUST AND ELECT ONE MEMBER OF THE BOARD OF TRUSTEES OF THE TRUST TO SERVE UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

         The first proposal to be considered at the Meeting is the ratification and election of a total of three members of the Board of Trustees. Mr. Carr and Mr. Head have served as Trustees of the Trust since _________. Mr. Grimm was approved by the Board of Trustees on July 16, 1998 and will become a Trustee upon the approval of Shareholders. The Trustees are to be elected to hold office until their successors are duly elected and qualified, whichever occurs first.

         The following table sets forth the names, addresses, ages, principal occupations and other information regarding the Trustee nominees.

                                                                        PRINCIPAL OCCUPATION
                                                                        --------------------
NAME, AGE AND ADDRESS            POSITION WITH TRUST                       IN PAST 5 YEARS
---------------------            -------------------                       ---------------
Charles M. Carr, Age 65          Trustee since _____             Petroleum consultant since 1992.
1451 Highland Park Drive                                         Previously Managing Director at Amoco
Jackson, MS  39211                                               (U.K.) Exploration Co., West Gate,
                                                                 London, U.K.

Walter B. Grimm [Age]            President since ______          Senior Vice President and Client
[Address]                                                        Services Executive BISYS Fund Services
                                                                 Since June, 1992.

John William Head, Age 71        Trustee since ______            Retired since 1990.  Previously
46 Avery Circle                                                  Executive Vice President - CEO of
Jackson, MS 39211                                                Southern Farm Bureau Casualty Insurance
                                                                 Co.

REQUIRED VOTE AND RECOMMENDATION

         The ratification and election of the nominees to the Board of Trustees of a Trust requires the affirmative vote of a plurality of all the Shares of such Trust present at the meeting either in person or by proxy. The shareholders of all the series of the Trust will vote together as a single class to elect the trustees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of each nominee listed above unless the proxy is marked otherwise.

         THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 1 AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 1.

PROPOSAL 2. (ALL FUNDS)
TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST FOR THE FISCAL YEAR ENDING MAY 31, 1999.

         Price Waterhouse LLP ("Price Waterhouse") has been selected by vote of a majority of the Board of Trustees, including a majority of the independent trustees, as the independent accountants to audit the accounts of the Trust and each Fund for and during the fiscal year ending May 31, 1999. Price Waterhouse currently serves as independent accountant to the Trust and has served in that capacity since _________. The ratification of the selection of the accountants is to be voted on at the Meeting.


REQUIRED VOTE AND RECOMMENDATION

         The ratification of the independent accountant for the Funds requires the affirmative vote of a plurality of all the Shares of such Trust present at the meeting either in person or by proxy. The shareholders of all the series of the Trust will vote together as a single class to ratify the selection of the independent accountant. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the ratification of Price Waterhouse as independent accountants for the Trust.


         THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 2 AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 2.


                   PROPOSALS 3 THROUGH 9: APPROVAL OF CHANGES
               TO THE FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

         Proposals 3 through 9 relate to certain changes to the fundamental investment policies of the Fund. The Board of Trustees approved these changes in order to update the Fund's investment policies to reflect changes in the law and other regulatory developments and provide the Fund with flexibility to adapt to developments in the securities markets. The Board of Trustees has approved each of these Proposals and these changes will become effective immediately upon Shareholder approval. If a Proposal is not approved by a vote of the Shareholders, the current objective or policy as applied to the Fund will remain unchanged.

PROPOSAL 3. (ALL FUNDS EXCEPT THE SMALL CAP FUND)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS, EXCEPT THE SMALL CAP FUND WHICH ALREADY PERMITS THE POLICY, TO PERMIT THE FUNDS TO INVEST IN SHARES OF AFFILIATED INVESTMENT COMPANIES AND TO PERMIT THE ADVISER TO DISCONTINUE ITS POLICY OF WAIVING THE FEES IT EARNS FOR THE PORTION OF THE FUND'S ASSETS INVESTED IN UNAFFILIATED INVESTMENT COMPANIES.

         At the Meeting, Shareholders of all of the Funds, except the Small Cap Fund, will be asked to vote to permit the Funds to invest in shares of affiliated investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment companies.

         The ability of mutual funds to invest in other investment companies is regulated by the 1940 Act, and, until recently, by some state regulations. When the Funds' current investment policy was originally adopted it embodied the 1940 Act restrictions and the state regulations. The state regulations are no longer applicable and federal requirements have been liberalized by exemptive orders. Fund management seeks Shareholder approval to change this fundamental policy to reflect these changes.

         Currently each of the Funds are permitted to invest in shares of other open-end investment companies, provided that any such purchases will be limited to short-term investments in shares of unaffiliated investment companies. This Proposal will permit the Funds to purchase the securities of affiliated investment companies to the extent permitted under the 1940 Act or an exemption granted by the Securities and Exchange Commission ("SEC"). Under the 1940 Act, a fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the fund, (ii) 5% of the fund's total assets, taken at market value, would be invested in anyone such company, or (iii) 10% of the fund's total assets, taken at market value, would be invested in such securities.

         Fund management anticipates that permitting the Funds to invest in affiliated investment companies will benefit the Funds by enhancing the efficiency of the Funds and by providing increased short-term investment opportunities. Specifically, Fund management believes that the Funds will potentially be able to enhance their cash management by investing in an affiliated money market fund.

         Currently the Adviser is required to waive its fees for that portion of the Funds' assets invested in other investment companies. This Proposal will permit the Adviser to collect the fees it earns for that portion of the Funds' assets invested in unaffiliated investment companies. The Adviser will continue to waive its fees for that portion of the Funds' assets invested in affiliated investment companies.

         When the Funds invest a portion of their assets in other investment companies, the Adviser is still required to provide certain advisory services to the Funds including selecting the portfolio or other investment company in which the Fund invests, monitoring such entity's performance, coordinating the Fund's relationship with such entity, and communicating with the Fund's Board of Trustees and shareholders regarding such entity's performance. Many of these services overlap when the Funds invest in affiliated investment companies. This Proposal will allow the Adviser to receive its fees when the Funds invest in unaffiliated investment companies, however, the Adviser will continue to waive one of the fees it earns when the Funds invest in affiliated investment companies.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

         THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 3 AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 3.


PROPOSAL 4. (ALL FUNDS)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS TO PERMIT EACH FUND TO MAKE LOANS OR LEND ITS PORTFOLIO SECURITIES IF, AS A RESULT, THE AGGREGATE OF SUCH LOANS DOES NOT EXCEED 33 1/3% OF THE VALUE OF A FUND'S TOTAL ASSETS.

         At the Meeting, Shareholders of all of the Funds, except the Money Market Fund, will vote on changing the Funds' investment policy to permit each Fund to make loans or lend its portfolio securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets. Currently each Fund in the Trust may lend up to 5% of the value of its total assets, except for the Small Cap Fund and Mid Cap Fund which may each lend its portfolio securities up to 33 1/3% of the value of its total assets.

         Securities lending serves as an attractive investment alternative for the Fund. In a securities lending arrangement, the Fund would lend securities to an institution which for certain reasons wants to borrow the securities. The most common example is an institution which needs to have securities in readily deliverable form to settle a sale where the borrower's own securities are for some reason unavailable or to cover a short sale. As compensation for lending securities, the Fund would retain a portion of interest received on the investment of cash collateral received or receive a fee from the borrower.

         If the proposed revised policy is adopted by the shareholders, the Fund would be able to lend portfolio securities up to a maximum in value of 33 1/3% of its total assets. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. Loans would be made only to borrowers which are deemed by the Adviser to be of good financial standing. While any such loan is outstanding, it will be continuously secured by collateral in the form of cash or securities issued or guaranteed by the U.S. Government equal at all times to at least 102% of the current market value of the loaned securities plus, if applicable, accrued interest. Cash collateral received by the Fund will generally be invested in quality short-term U.S. dollar denominated Money Market Funds. Such loans may be terminated at any time by either the Fund or the borrower. The transactions are structured so that the Fund will retain most rights of ownership of the loaned securities including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired.

         The primary purpose of this Proposal is to provide the Funds more flexibility in their investment strategies and decisions as they strive to meet their investment objectives. This Proposal will bring the Funds' policies in line with the limits allowed by federal and state law, thereby providing the Funds with maximum flexibility. This flexibility may provide more opportunities to enhance the Funds' performance, with the corresponding risks which accompany increased securities lending.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to one of the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the current investment policy will be retained.

         THE BOARD OF TRUSTEES HAS APPROVED PROPOSAL 4 AND RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE PROPOSAL 4.


PROPOSAL 5. (ALL FUNDS) TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF ALL OF THE FUNDS TO PERMIT EACH FUND TO BORROW FROM BANKS UP TO 33 1/3% OF THE CURRENT VALUE OF ITS TOTAL ASSETS FOR ANY PURPOSE AND TO ELIMINATE ANY LIMITS ON PURCHASING SECURITIES WHEN BORROWINGS EXIST.

         At the Meeting, the Shareholders of all of the Funds will vote on approving a change in the investment policy of the Funds to permit each of these Funds to borrow from banks up to 33 1/3% of the current value of its total assets.

         Currently each Fund may borrow from banks only up to 10% of the current value of its net assets (33 1/3% for Small Cap and Mid Cap Funds) for temporary purposes only in order to meet redemptions.

This Proposal will increase the limit which each Fund is permitted to borrow to 33 1/3% of total assets, and will allow the Fund to borrow for purposes other than to meet redemptions.

         The primary purpose of this Proposal is to update each Fund's limitation on borrowing in light of current law and interpretations thereof by regulatory authorities and to provide the Funds with more flexibility. As amended, the limitation will afford each Fund increased flexibility in making investment decisions, and may enable the Funds to take advantage of changing market conditions. Under positions established by the SEC staff, investment strategies which obligate a Fund to purchase securities at a future date or otherwise require that a Fund segregate assets, may be considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Fund and, as a result, will not lead the Fund to be leveraged in the traditional sense since the Fund's ability to borrow is reduced by one dollar for every dollar of its assets that is segregated.

         This change in investment policy is not expected to materially affect, in the foreseeable future, the manner in which the Fund is managed, the investment performance of the Fund, or the instruments in which they invest.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 6. (MID CAP FUND)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MID CAP FUND TO REMOVE THE RESTRICTION ON THE FUND PARTICIPATING ON A JOINT, OR A JOINT AND SEVERAL, BASIS IN ANY SECURITIES TRADING ACCOUNT.

         At the Meeting, Shareholders of the Mid Cap Fund will vote on removing the Fund's investment policy which prohibits the Fund from participating on a joint, or a joint and several, basis in any securities trading account.

         Most funds which establish joint accounts do so to facilitate the "bulk purchase" of short-term investments on behalf of the various funds participating in the account. Generally, funds may earn a higher rate of return on investments through joint accounts than the rate they could earn individually because, under most market conditions, it is possible to negotiate a higher rate of return on larger repurchase agreements and larger quantities of other short-term investments than the rate available in smaller transactions. Joint accounts may also increase the number of dealers and issuers willing to enter into short-term investments with the various funds participating in the accounts.

         The 1940 Act contains restrictions on joint activities. Fund Management believes that the existing 1940 Act restrictions provide sufficient protection to Shareholders such that additional fundamental restrictions shall not be required.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Mid Cap Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Mid Cap Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 7. (MID CAP FUND)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE
MID CAP FUND TO REMOVE THE RESTRICTION ON THE FUND PURCHASING OR ACQUIRING COMMODITIES OR COMMODITY CONTRACTS.

         At the Meeting, the Shareholders of the Mid Cap Fund will vote on removing the Fund's fundamental investment policy which prohibits the Fund from acquiring commodities or commodity contracts.

         The primary purpose of this Proposal is to update the Mid Cap Fund's investment policies in light of recent changes in the law. The Mid Cap Fund's fundamental policies were originally adopted to be consistent with state securities ("blue sky") regulations, which placed limits on the types of securities the Fund could acquire. Recent federal legislation eliminated state regulatory requirements including the requirement embodied in these investment policies. If the Proposal is approved, the Mid Cap Fund will be able to purchase or acquire commodities or commodity contracts. Eliminating this fundamental policy will provide increased investment flexibility and may provide opportunities to enhance the Fund's performance, with the corresponding risk which accompanies investment in commodities or commodity contracts. To the extent that it invests in commodities, a Fund will be subject to the risks associated with the commodities markets, which tend to be more speculative than traditional equity markets. While removal of this restrictive investment policy will permit the Mid Cap Fund to purchase and acquire commodities or commodity contracts, the investment adviser and sub-adviser will exercise care, consistent with the Fund's investment objectives and policies, in investing any assets in such securities.

         Elimination of this fundamental policy is not expected to materially affect, in the foreseeable future, the manner in which the Mid Cap Fund is managed, the investment performance of the Fund, or the instruments in which it invests.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Mid Cap Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Funds. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Mid Cap Fund fail to approve this Proposal, the Fund's current investment policy will be retained.


PROPOSAL 8. (MONEY MARKET FUND)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MONEY MARKET FUND TO PERMIT THE FUND TO INVEST UP TO 25 PERCENT OF ITS TOTAL ASSETS IN THE FIRST TIER SECURITIES OF A SINGLE ISSUER FOR A PERIOD OF UP TO THREE BUSINESS DAYS AFTER THE ACQUISITION THEREOF.

         The proposed change to the investment restriction regarding investment in securities issued by a single issuer is designed to provide the Money Market Fund the opportunity to take advantage of a safe harbor available under the 1940 Act with regard to portfolio diversification. Money market funds are restricted to a maximum investment of five percent of the fund's total assets in any single issuer; however, under the safe harbor such funds may exceed that limit up to a maximum of 25% for a period of up to three business days with respect to a single issuer.

         The Money Market Fund currently is limited to investing up to 5% of its total assets in securities of a single issuer other than the U.S. Government or its agencies or instrumentalities. Currently the Fund may not purchase a security if, as a result, more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities. The proposed restriction adds the temporary authority to exceed the 5% limit permitted by Rule 2a-7 under the 1940 Act as follows: The Fund may not purchase a security, if as a result more than 5% of its total assets would be invested in any one issuer other than the U.S. Government or its agencies or instrumentalities; provided that the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. Accordingly, this proposal will increase the portion of the Money Market Fund's assets that may be invested, on a temporary basis, in the securities of a single issuer. The greater proportion of the Fund invested in a particular issuer, the greater the impact changes in the value of such securities may have on the Fund's total investment portfolio. The Adviser believes that the proposed restriction will provide the Fund with additional flexibility in connection with the purchase of portfolio securities while maintaining full compliance with the diversification requirements of Rule 2a-7 under the 1940 Act.


REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

PROPOSAL 9. (MONEY MARKET FUND)
TO APPROVE A CHANGE IN THE INVESTMENT POLICIES OF THE MONEY MARKET FUND TO PERMIT THE FUND TO INVEST MORE THAN 25% OF ITS TOTAL ASSETS IN INSTRUMENTS ISSUED BY BANKS, INCLUDING FOREIGN BANKS.

         The proposed change to the investment restriction regarding concentration in the banking industry is designed to expand the universe of investments available to the Money Market Fund in meeting its concentration policy. Currently, the Money Market Fund is permitted to invest more than 25% of its total assets in obligations issued by the domestic banking industry. The domestic banking industry has experienced, and is expected to continue to experience, significant consolidation which further limits the investment opportunities for the Money Market Fund. Additionally, the Adviser has expanded its research coverage of the banking industry outside the United States and believes the Fund would benefit from the opportunity to invest in securities issued by foreign banks as part of its concentration in the banking industry. The proposed change would require the Money Market Fund to maintain a minimum of 25% of its total assets in obligations issued by the banking industry which would include those issued by foreign banks, foreign branches of U.S. banks, and
U. S. branches of foreign banks.

         The proposed restriction would not change the credit quality parameters governing the Fund's investments but would provide the Adviser with additional flexibility in managing the Fund's investments while maintaining a high quality, diversified portfolio of dollar-denominated securities. Securities of foreign issuers involve certain risks not typically involved in purely domestic investments, including different economic, financial, political and social factors, future foreign political and economic developments and possible imposition of foreign governmental laws or restrictions applicable to such investments.

REQUIRED VOTE AND RECOMMENDATION

         As provided in the 1940 Act, approval of a change to the Fund's fundamental investment policies requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Abstentions have the effect of a negative vote on this Proposal. If the Shareholders of the Fund fail to approve this Proposal, the Fund's current investment policy will be retained.

MANAGEMENT OF THE FUNDS

The following table sets forth the names, addresses, principal occupation and other information regarding the current trustees and executive officers of the Trust.

                                                                   PRINCIPAL OCCUPATION OR
                                                                   -----------------------
NAME AND ADDRESS                                                  EMPLOYMENT IN PAST 5 YEARS
----------------                                                  --------------------------
John J. Pileggi                            Senior Managing Director, Furman Selz LLC.
230 Park Avenue
New York, NY 10169

Charles M. Carr                            Petroleum consultant since 1992.  Previously Managing Director at Amoco
1451 Highland Park Drive                   (U.K.) Exploration Co., West Gate, London, U.K.
Jackson, MS  39211

John William Head*                         Retired since 1990.  Previously Executive Vice President - CEO of
46 Avery Circle                            Southern Farm Bureau Casualty Insurance Co.
Jackson, MS 39211

James H. Johnston, III, M.D.               Physician (Gastroenterologist) with Gastrointestinal Associates, P.A.,
1421 North State Street, Suite 203         Jackson, Mississippi since 1984.
Jackson, MS 39202

James T. Mallette*                         Attorney, Stubblefield, Mallette & Harvey, P.A., since May 1, 1997.
3900 Lakeland Drive                        Prior thereto Mr. Mallette was an attorney with the firm of Daniel
Jackson, MS 39208                          Coker Horton and Bell, 111 East Capital Building, Suite 600, Jackson,
                                           Mississippi since July 1987.  President and Director of Rollingwood
                                           Beautiful Association, Inc., Director of Easter Seal Society of
                                           Jackson, Mississippi, Inc.

Walter P. Neely, Ph.D., CFA                Professor and Consultant, Millsaps College, Jackson, Mississippi, since
1701 North State Street                    1980.  Director, KLLM Transport Systems, Jackson, Mississippi.
Jackson, MS 39210


* "Interested person" of the Fund as defined in the Investment Company Act of 1940.

         During each Fund's fiscal year ended May 31, 1998, the Board of Trustees held __ meetings for each Fund. All of the trustees, including the three nominees up for election at the Meeting, attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such trustee was a member during the fiscal year ended May 31, 1998. Each of the Trustees holds the same position with each of the Funds in the Trust.

[Insert committee information]


         Trustees of the Trust who are not affiliated with the Distributor or the Adviser receive from the Trust an annual fee of $5,000 and a fee for each Board of Trustees and Board committee meeting attended of $1000. Trustees who are affiliated with the Distributor or the Adviser do not receive compensation from the Trust. The following table list the compensation paid to each of the Trustees by the Trust during the Trust's fiscal year ended May 31, 1998. No executive officer or person affiliated with the Trust received compensation from the Trust for the fiscal year ended May 31, 1998 in excess of $60,000.

TRUSTEE                                      TOTAL COMPENSATION FROM TRUST

John J. Pileggi                              $__________________

Charles M. Carr                              $__________________

John William Head                            $__________________

James H. Johnston, III                       $__________________

James T. Mallette                            $__________________

Walter P. Neely                              $__________________



The Trustees did not and have not accrued pension or retirement benefits from the Funds for their service to the Trust.


The following table lists the executive officers of the Trust.

NAME                     POSITION                 PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
                                                  DURING THE PAST FIVE YEARS
Wally Grimm              President                Senior Vice President & Client Services
                                                  Executive, BISYS Fund Services since June,
                                                  1992.

Frank Deutchki           Vice President


Rick Ille                Vice President and
                         Assistant Secretary

As of the date of this proxy statement, the trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Trust.

         OTHER BUSINESS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Trustees' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

MONEY MARKET FUND

         The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on August __, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of Price Waterhouse LLP as               [ ]              [ ]               [ ]
   independent accountants for the Trust for the fiscal year      APPROVE         DISAPPROVE         ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest in shares of affiliated      APPROVE         DISAPPROVE         ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the Fund's assets invested in unaffiliated investment
   companies.

4. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to make loans or lend its portfolio    APPROVE         DISAPPROVE         ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

5. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3%     APPROVE         DISAPPROVE         ABSTAIN
   of the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when
   borrowing exists.

8. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest up to 25 percent of its      APPROVE         DISAPPROVE         ABSTAIN
   total assets in the first tier securities of a single issuer for a period of up to three business days after the
   acquisition thereof.

9. To approve a change in the investment policies of the            [ ]              [ ]               [ ]
   Fund to permit the Fund to invest more than 25% of its total   APPROVE         DISAPPROVE         ABSTAIN
   assets in instruments issued by banks, including foreign
   banks.

PERFORMANCE FUNDS TRUST:               PROXY SOLICITED BY THE BOARD OF TRUSTEES

SMALL CAP FUND

         The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on August __, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED


                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of Price Waterhouse LLP as                   [ ]              [ ]               [ ]
   independent accountants for the Trust for the fiscal year          APPROVE         DISAPPROVE         ABSTAIN
   ending May 31, 1999;

4. To approve a change in the investment policies of the                [ ]              [ ]               [ ]
   Fund to permit the Fund to make loans or lend its portfolio        APPROVE         DISAPPROVE         ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of a Fund's total assets.

5. To approve a change in the investment policies of the                [ ]              [ ]               [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3% of      APPROVE         DISAPPROVE         ABSTAIN
   the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

MID CAP FUND

         The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on August __, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of Price Waterhouse LLP as                   [ ]             [ ]              [ ]
   independent accountants for the Trust for the fiscal year          APPROVE        DISAPPROVE        ABSTAIN
   ending May 31, 1999;


3. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to invest in shares of affiliated          APPROVE        DISAPPROVE        ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the
   Fund's assets invested in unaffiliated investment companies.

4. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to make loans or lend its portfolio        APPROVE        DISAPPROVE        ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.

5. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to permit the Fund to borrow from banks up to 33 1/3% of      APPROVE        DISAPPROVE        ABSTAIN
   the current value of its total assets for any purpose and to eliminate any limits on purchasing securities when borrowing exists.

6. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to remove the restriction on the Fund participating on a      APPROVE        DISAPPROVE        ABSTAIN
   joint, or a joint and several basis, in any securities trading account.

7. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Fund to remove the restriction on the Fund purchasing or           APPROVE        DISAPPROVE        ABSTAIN
   acquiring commodities or commodity contracts.

PERFORMANCE FUNDS TRUST:                PROXY SOLICITED BY THE BOARD OF TRUSTEES

SHORT TERM GOVERNMENT INCOME FUND
INTERMEDIATE TERM GOVERNMENT INCOME FUND
LARGE CAP EQUITY FUND

         The undersigned hereby appoints ____________ or ___________, and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Performance Funds Trust (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund, 3435 Stelzer Road, Columbus, Ohio 43219, on August __, 1998 at 10:00 a.m., and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                              IN THE ENVELOPE PROVIDED

                                   NOTE: Please sign exactly as your name
                                   appears on this Proxy. If joint owners,
                                   EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                   Date
                                       -----------------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                      Signature(s), (Title(s), if applicable)


Please indicate your vote by an "X" in the appropriate boxes below.
This Proxy, if properly executed, will be voted in the manner directed by the undersigned Shareholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please refer to the Proxy Statement for a discussion of the Proposals.

1. ELECTION OF DIRECTORS     FOR all nominees listed below                    WITHHOLD AUTHORITY
                             (except as marked to the contrary below) [ ]     to vote for all nominees listed below [ ]

                  Charles M. Carr                    Walter B.Grimm             John W. Head


       (INSTRUCTION: To withhold authority for any individual, write his or her name on the line provided below.)


------------------------------------------------------------------------------------------------------------------------

2. To ratify the selection of Price Waterhouse Coopers LLP              [ ]             [ ]              [ ]
   as independent accountants for the Trust for the fiscal year       APPROVE        DISAPPROVE        ABSTAIN
   ending May 31, 1999;

3. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Funds to permit each Fund to invest in shares of affiliated        APPROVE        DISAPPROVE        ABSTAIN
   investment companies and to permit the Adviser to discontinue its policy of waiving the fees it earns for the portion of the
   Fund's assets invested in unaffiliated investment companies.

4. To approve a change in the investment policies of the                [ ]             [ ]              [ ]
   Funds to permit each Fund to make loans or lend its portfolio      APPROVE        DISAPPROVE        ABSTAIN
   securities if, as a result, the aggregate of such loans does not exceed 33 1/3% of the value of the Fund's total assets.

5. To approve a change in the investment policies of all of             [ ]             [ ]              [ ]
   the Funds to permit each Fund to borrow from banks up to           APPROVE        DISAPPROVE        ABSTAIN
   33 1/3% of the current value of its total assets for any
   purposes and to eliminate any limits on purchasing securities when borrowing exists.
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